                                                               Exhibit 10.2.1

                                     LEASE

        THIS LEASE is entered into and made as of the 30th day of December, 1986, by and between 3330 W. MARKET PROPERTIES, an Ohio General Partnership, which has its principal office at 55 South Miller Road, Akron, Ohio 44313, hereinafter called "Landlord" and TELXON CORPORATION, a Delaware corporation, which has its principal office at 3330 West Market Street, Fairlawn, Ohio 44313, hereinafter called "Tenant".

                              W I T N E S S E T H:

        Landlord, in consideration of the rents and covenants hereinafter set forth, does hereby demise, let and lease to Tenant, and Tenant does hereby hire, take and lease from Landlord, on the terms and conditions hereinafter set forth, the following described space, hereinafter called the "Premises", to have and to hold the same, with all appurtenances, unto Tenant for the term hereinafter specified.

         1.    Description of the Premises.

         The Premises are located in the City of Fairlawn, County of Summit, State of Ohio, and include: (a) a certain tract of land containing approximately 7.67 acres and commonly known as Summit Park Square, 3320, 3330 and 3340 West Market Street, on which Landlord's office buildings, hereinafter called the "Buildings," containing a total of approximately 98,921 rentable square feet, excluding those portions of the Buildings from time to time subject to leaseholds in favor of third parties; and (b) a certain tract of land contiguous with and south of the aforementioned 7.67 acre tract of land. The Premises are more particularly described in Exhibit A attached to and made a part of this Lease. Upon termination by expiration of the term or otherwise of any lease in favor of a third party encumbering any part of the Buildings, the premises covered by such lease shall be added to the Premises upon restoration of such premises to "Building Standard" condition, i.e., broom-clean and freshly painted to Tenant's specifications.

         2.    Term and Possession.

               (a) Term. Notwithstanding Section 2(b), the term of this Lease shall be fifteen (15) years, beginning on the first day of January, 1987 (the "Commencement Date") and ending on the 31st day of December, 2001, unless terminated earlier as provided in this Lease.

               (b) Early Occupancy. If Tenant begins to conduct business in all or any portion of the Premises before the Commencement Date, Tenant shall pay to Landlord on the Commencement Date a rental in respect thereof for the period from the date Tenant begins to conduct business therein to the Commencement Date, which rental shall be that proportion of Rent for the calendar year 1987 which the number of days in such period bears to 365. Except where clearly inappropriate, the provisions of this Lease shall be applicable during such period.

               (c) Acceptance of Premises. Taking possession of all or any portion of the Premises by Tenant shall be conclusive as against Tenant that the Premises or such portion thereof are in satisfactory condition on the date of taking possession, subject only to (i) matters specified in Tenant's written notice delivered to Landlord on or before the date on which Tenant thus takes possession, and (ii) latent defects.

         3.    Rent.

               (a) Base Rent. Tenant shall pay to Landlord as base rent for the Premises in respect of each year of the term of this Lease, payable in advance and without notice in equal monthly installments during each such year on the first day of each month during the term of this Lease, the amount per square foot times the number of square feet from time to time included in the Premises, as set forth below.

                    Years      Annual Rent Per Square Foot
                  1987-1989              $13.78

                  1990-1994               14.75

                  1995-1999               16.23

                  2000-2001               17.85

At such time as the number of square feet included in the Premises varies such that the amount of base rent payable under this Lease is affected, Landlord shall promptly deliver written notice of the new number of square feet included in the Premises and the date from which the change in the number of square feet included in the Premises shall have been effective. Unless Tenant objects to the content of such notice within thirty (30) days after its receipt thereof, Landlord's notice shall be deemed conclusive and binding for purposes of calculating the amount of base rent.

       In addition to the base rent specified above, Tenant shall pay to Landlord not later than thirty (30) days after either the end of each year included in the term of this Lease or Tenant's receipt of Landlord's statement therefor, whichever is later, the amount, if any, by which the aggregate rent payable by third parties for all rentable premises other than the Premises within the Buildings, including base rent and Annual Rental Adjustment (as hereinafter defined) or the equivalent thereof, is less than the aggregate number of square feet of such premises times the annual rent per square foot specified above applicable to the year in question plus the Annual Rental Adjustment applicable to such premises. Nothing contained in this Section shall be deemed to constitute a guaranty by Tenant of Landlord's collection of such amount payable, Tenant's obligation being limited to, and defined by, the amount of rent payable (not collected) for such premises.

      (b) Annual Rental Adjustment. In addition to the base rent specified in Section 3(a) hereof, Tenant shall pay to Landlord as additional rent for the Premises, in each calendar year throughout the term of this Lease, a sum equal to Tenant's proportionate share of the increase, if any, in Landlord's Total Cost of Operation of the Buildings (as hereinafter defined) over the Base Expenses (as hereinafter defined) and Tenant's proportionate share of the increase in real estate taxes over Base Real Estate Taxes (as hereinafter defined). The amount of Tenant's proportionate share of the increase in Landlord's Total Cost of Operation of the Buildings and increase in real estate taxes for a particular calendar year over the Base Expenses and Base Real Estate Taxes (sometimes hereinafter referred to as the "Annual Rental Adjustment") shall be estimated annually by Landlord, and written notice thereof shall be given to Tenant at least thirty (30) days prior to the beginning of each calendar year (in the case of 1987, not later than March 31, 1987). Tenant shall pay each month, at the same time the monthly installment of base rent is due, an amount equal to one-twelfth (1/12) of the estimated Annual Rental Adjustment. Within ninety (90) days after the end of each such calendar year, Landlord shall prepare and deliver to Tenant a statement showing in reasonable detail the actual amount of Landlord's Total Cost of Operation of the Building and real estate taxes for the preceding calendar year and the actual amount of Tenant's Annual Rental Adjustment. Within thirty (30) days after receipt of the aforementioned statement, Tenant shall pay to Landlord, or Landlord shall remit to Tenant, as the case may be, the difference between the actual amount of Tenant's Annual Rental Adjustment for the preceding calendar year and the estimated amount paid by Tenant during such year.

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       If the actual amount of Landlord's Total Cost of Operation of the
Buildings and real estate taxes for a particular calendar year is equal to or less than that established for the Base Expenses and Base Real Estate Taxes, then Tenant shall not be obligated to pay any Annual Rental Adjustment, but Tenant shall not be entitled to any reimbursement or abatement of base rent. If this Lease shall expire or be terminated on any date other than the last day of a calendar year, the actual amount of Tenant's Annual Rental Adjustment for such partial year shall be prorated accordingly.

       For purposes of this Section, the following definitions shall apply:

             (i) "Base Expenses" shall mean Landlord's predecessor's Total Cost of Operation of the Buildings during 1986, which was $3.871 per square foot or a total of $382,926 for the Buildings.

             (ii) "Base Real Estate Taxes" shall mean real estate taxes payable in respect of 1986 (other than penalties for late payment) on the Buildings and the land included in the Premises, which were $0.7893 per square foot or a total of $78,074 for the Buildings and such land.

             (iii) "Tenant's proportionate share" of the increase in Base Expenses and the increase in Base Real Estate Taxes shall mean the percentage determined by dividing the rentable area of the Buildings from time to time included in the Premises by the total rentable area within the Buildings (approximately 98,921 square feet). For purposes of this lease, Tenant's proportionate share of the increase in Base Expenses and Base Real Estate Taxes shall not be combined but shall be calculated and billed separately.

             (iv) "Landlord's Total Cost of Operation of the Buildings" shall mean all of Landlord's direct costs and expenses of operation and maintenance of the Buildings and the surrounding walks, driveways, parking lot and landscaped areas (within the area described in Exhibit A and outlined in Exhibit B) as determined by Landlord in accordance with generally accepted accounting principles or other recognized accounting practices, consistently applied, plus all additional direct costs and expenses of operation and maintenance which Landlord determines that it would have paid or incurred if the Buildings had been one-hundred percent (100%) occupied, including by way of illustration and not limitation: insurance premiums, personal property taxes on personal property used by Landlord in the Buildings; water, electrical and other utility charges other than the separately billed electrical and other charges paid by Tenant; service and other charges incurred in the operation and maintenance of the elevators and the heating, ventilation and air-conditioning system; cleaning services; tools and supplies; landscape maintenance costs; building security services; license and permit fees; building management fees; wages and related employee benefits payable by Landlord to the on-site employees of Landlord or its building management agent; and in
       general all   other costs  and expenses which would, under generally
       accepted accounting principles, consistently applied, be regarded as operating and maintenance costs and expenses. "Landlord's Total Cost of Operation of the Buildings" shall not include the cost of tenant finish improvements or capital improvements' depreciation, real estate brokerage and leasing commissions; principal and interest payments on any mortgages or similar encumbrances; wages and related employee benefits of Landlord's off-site management personnel; and in general any other costs and expenses which would not, under generally accepted accounting principles, consistently applied, be regarded as operating and maintenance costs and expenses incurred in connection with the Buildings.


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        If Landlord shall, at any time after the Commencement Date, install a labor-saving device or other equipment which improves the operating efficiency of any system within the Buildings (such as an energy management computer system) and thereby reduces any portion of Landlord's
Total   Cost  of  Operation  of  the  Buildings,  then  Landlord  may,  in determining the amount of Tenant's Annual Rental Adjustment, add to Landlord's Total Cost of Operation of the Buildings in each year during the useful life of such installed device or equipment, an amount equal to the annual depreciation or amortization allowance of the cost of such installed device or equipment as determined in accordance with applicable regulations of the Internal Revenue Service or generally accepted accounting principles consistently applied; provided, however, that the amount of such allowance shall not exceed the annual cost or expense reduction properly attributable to such installed device or equipment.

        Landlord's statement of the actual amount of Landlord's Total Cost of Operation of the Buildings and real estate taxes for any particular calendar year shall be signed by a general partner of Landlord and shall state that, to the best of his knowledge and belief, the costs and expenses listed therein accurately reflect the actual amount of Landlord's Total Cost of Operation of the Buildings and real estate taxes for such year. Tenant or its accountants shall have the right to inspect and copy, at reasonable times and in a reasonable manner, during the one hundred eighty (180) day period following Tenant's receipt of any such statement, such of Landlord's books and records as pertain to and contain information concerning such costs and expenses in order to verify the amounts thereof.

        If Tenant shall dispute any item or items included in the determination of Landlord's Total Cost of Operation of the Buildings or real estate taxes for a given calendar year, and such dispute is not resolved by the parties hereto within one hundred eighty (180) days after the statement for such year was received by Tenant, then either party may, within thirty (30) days thereafter, request that a firm of certified public accountants (other than such firm as then regularly serves Tenant) selected by Tenant render an opinion as to whether or not the disputed item or items may properly be included in the determination of Landlord's Total Cost of Operation of the Buildings or real estate taxes for such year; and the opinion of such firm on the matter shall be conclusive and binding upon the parties hereto. The fees and expenses incurred in obtaining such an opinion shall be borne by the party adversely affected thereby; and if more than one item is disputed and the opinion adversely affects both parties, the fees and expenses shall be apportioned accordingly. If Tenant shall not dispute any item or items included in the determination of Landlord's Total Cost of Operation of the Buildings or real estate taxes for a given calendar year within one hundred eighty
(180) days after the statement for such year was delivered to it, Tenant shall be deemed to have approved such statement.

        (c)   Service  Charge.     If  any  installment  of  base  rent  or
additional rent provided for herein, including the Annual Rental
Adjustment, or any part thereof, is not paid within ten (10) days after its due date and notice of nonpayment thereof to Tenant, it shall be subject to a service charge of one percent (1%) of the unpaid rent due for each month, or such lesser amounts as may be the maximum amount permitted by law, until paid.

4.    Use of the Premises.

        (a) Specific Use. The Premises shall be occupied and used as office space and for all uses and purposes incidental thereto, including but not limited to any and all computer facilities as may be required by Tenant in connection with its business. ln addition, the Premises or any





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part thereof may be used for laboratory purposes, which purposes shall mean and include use as a laboratory for soldering, mechanical assembly and chemical or mechanical testing.

       (b)   Covenants Regarding  Use.   In connection with its use of the
Premises, Tenant agrees to do the following:

             (i)     Tenant  shall  use  the  Premises  and   conduct  its
       business thereon in a safe, careful, reputable and lawful manner; shall keep and maintain the Premises in as good condition as they were when Tenant first took possession thereof, ordinary wear and acts of God excepted, and shall make all necessary repairs to the Premises other than those which Landlord is obligated to make as provided in this Lease.

             (ii) Tenant shall not commit, nor allow to be committed, in, on or about the Premises or the Buildings, any act of waste, including any act which might deface, damage or destroy the Buildings or any part thereof; use or permit to be used on the Premises any hazardous substance, equipment or other thing which might cause injury to person or property or increase the danger of fire or other casualty in, on or about the Premises; permit any objectionable or offensive noise or odors to be emitted from the Premises; or do anything or permit anything to be done which would, in Landlord's reasonable opinion, disturb or tend to disturb other tenants occupying leased space in the Buildings.

             (iii) Tenant shall not overload the floors of the Premises beyond their designed weight-bearing capacity, which Landlord has determined to be eighty (80) pounds per square foot live load, including an allowance for partition load. Landlord reserves the right reasonably to direct the positioning of all heavy equipment, furniture and fixture which Tenant desires to place in the Premises so as to distribute properly the weight thereof, and to require the removal of any equipment or furniture which exceeds the weight limit specified herein.

             (iv) Tenant shall not use the Premises or allow the Premises to be used for any purpose or in any manner which would invalidate any policy of insurance now or hereafter carried on the Buildings or increase the rate of premiums payable on any such insurance policy. Should Tenant fail to comply with this covenant, Landlord may require Tenant to reimburse Landlord as additional rent for any increase in premiums charged during the term of this Lease on the insurance carried by Landlord on the Premises and attributable to the use being made of the Premises by Tenant.

       (c)   Compliance with  Laws.   Tenant shall  comply with  all laws,
statutes, ordinances, rules, regulations and orders of any federal, state, municipal or other government or agency thereof having jurisdiction over and relating to the use, condition and occupancy of the Premises, except that Tenant shall not be responsible for or required to make structural repairs to the Buildings or the Premises unless, in the case of the latter, the need therefor is caused by its own negligence.

       (d) Compliance with Building  Rules and  Regulations.   Rules and
regulations reasonably governing the use and occupancy of the Premises and all other leased space in the Buildings may be adopted by Landlord for the mutual benefit and protection of all the tenants in the
Buildings.    Tenant  shall  comply  with  and conform  to the  rules and regulations from time to time in effect, so long as Tenant has been provided a true, correct and complete copy of such rules and regulations. Landlord shall have the right to change such rules and regulations or to make new rules and regulations from time to time in any reasonable manner that it deems necessary or desirable in order to insure the safety, care


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and cleanliness of the Buildings and the preservation of order therein.
Any such amendments to the rules and regulations shall be reasonable, shall be set forth in writing and shall be given to Tenant, who shall thereafter comply with and conform to the same.

5.     Utilities and Other Building Services.

       (a)   Services  to  be  Provided.   Landlord shall  furnish Tenant,
between the hours of 6:00 a.m. and 11:00 p.m. on Monday through Friday and 6:00 a.m. and 5:00 p.m. on Saturday of each week except on legal holidays on which Tenant's offices are closed and except as noted below, with the following utilities and other building services to the extent reasonably considered by Landlord to be necessary for Tenant's comfortable use and occupancy of the Premises for general office use or as may be required by law or directed by governmental authority:

             (i)     Heating, ventilation and air-conditioning;

             (ii)    Electricity  for   normal  lighting   and   operating
       business machines in the Premises and the common areas and facilities of the Buildings;

             (iii)   Water for lavatory and drinking purposes;

             (iv)    Automatic elevator service;

             (v)     Cleaning  and   janitorial  service,   including  the
       supplying and installing of paper towels, toilet tissue and soap on Monday through Friday of each week except legal holidays;

             (vi)    The washing of windows at reasonable intervals;

             (vii)   Replacement  of   all   lamps,   bulbs,  starters  and
       ballasts as required from time to time as a result of normal usage;

             (viii) Cleaning and maintenance of the common areas and facilities of the Buildings and the walks, driveways, parking lot and landscaped areas adjacent to the Buildings, including the removal of rubbish and snow; and

             (ix) Repair and maintenance of the Buildings and certain systems within the Premises to the extent specified in Section 8 hereof.

       Landlord hereby agrees to obtain and retain separate metering for all electricity used in the Premises.

       (b) Additional Services. If Tenant requests any other utilities or building services in addition to those identified above or any of the above utilities or building services in frequency, scope, quality or quantities substantially greater than those which Landlord reasonably determines are normally required by other tenants in the Buildings (or other buildings substantially similar thereto) for general office use, then Landlord shall use reasonable efforts to furnish Tenant with such additional utilities or building services. In the event Landlord is able to and does furnish such additional utilities or building services, the cost thereof shall be borne by Tenant, who shall reimburse Landlord for the same as provided in Section 5(d) hereof.

       If any lights, machines or equipment (including but not limited to
computers)  used   by  Tenant  in  the  Premises  materially  affect  the
temperature otherwise maintained by the Buildings' air-conditioning system or generate substantially more heat in the Premises than that which would normally be generated by the lights and business machines typically used by other tenants in the Buildings or by tenants in


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substantially similar office buildings, then Landlord shall have the
right   to  install any  machinery or  equipment which  Landlord considers reasonably necessary in order to restore the temperature balance between the Premises and the rest of the Buildings, including that which modifies the Buildings' air-conditioning system. All costs expended by Landlord to install any such machinery and equipment and any additional cost of operation and maintenance occasioned thereby shall be borne by Tenant, who shall reimburse Landlord for the same as provided in Section 5(d) hereof.

      Tenant shall not install or connect any electrical equipment other than (i) that heretofore installed or connected, including but not limited to a computer unit, special air-conditioning for the computer unit, and a burglar alarm system, or replacements thereof, or (ii) the business machines typically used for general office use by tenants in office buildings comparable to the Buildings, without Landlord's prior written consent, which consent shall not be unreasonably withheld. If Landlord determines that electrical equipment to be so installed or connected exceeds the designed load capacity of the Building's electrical system or is in any way incompatible therewith, then Landlord shall have the right, as a condition to granting its consent, to make such modifications to the electrical system or other parts of the Buildings or the Premises as are reasonably required, or to require Tenant to make such modifications to the equipment to be installed or connected, as Landlord reasonably considers to be necessary before such equipment may be so installed or connected. The cost of any such modifications shall be borne by Tenant, who shall reimburse Landlord for the same (or any portion thereof paid by Landlord) as provided in Section 5(d) hereof. Tenant shall have the right, after normal business hours, to take actions which would prohibit the elevators from stopping at any floor on which Tenant is the only tenant, provided that Tenant shall provide Landlord with any cards or keys necessary to enable Landlord to have access to all such floors at any time.

        (c) Interruption of Services. Tenant understands, acknowledges and agrees that any one or more of the utilities or other building services identified above may be interrupted by reason of accident, emergency or other causes beyond Landlord's control, or may be discontinued or diminished temporarily by Landlord or other persons until certain repairs, alterations or improvements can be made; that Landlord does not represent or warrant the uninterrupted availability of such utilities or building services; and that any such interruption shall not be deemed an eviction or disturbance of Tenant's right to possession, occupancy and use of the Premises or any part thereof, or, except in the case of an interruption caused by the negligence or willful tort of Landlord, its agents or employees, render Landlord liable to Tenant in damages by abatement of rent or otherwise, or relieve Tenant from the obligation to perform its covenants under this Lease. Landlord shall, however, use its best efforts to restore any interrupted services as promptly as possible.

        (d) Payment of Utilities and Building Services. The cost of the following utilities and other building services shall be borne by Tenant, who shall be separately billed therefor and who shall reimburse and pay Landlord monthly for the same as additional rent, at the same time the monthly installment of base rent and other additional rent is due:

              (i) Except to the extent paid by Tenant directly to the utility providing same, all electricity used by Tenant for lighting and operating business machines and equipment in the Premises. The monthly amount to be billed for electricity so used by Tenant shall be determined by Landlord on the basis of (A) the prevailing rates for electrical usage charged in the municipality where the Buildings are located, including any taxes levied thereon, and


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
            (B) the total number of kilowatt hours of electricity actually consumed per month by Tenant in lighting and operating business machines and equipment in the Premises;

                   (ii) All replacement  lamps, bulbs,  starters and ballasts used in the Premises to the extent furnished by Landlord at Tenant's request and the cost of their installation if done by Landlord; and

                  (iii) All additional utilities or other building services
            furnished by Landlord at the request of Tenant or as a result of Tenant's activities as provided in Section 5(b) hereof.

            The cost of all other utilities and building services identified in
      Section 5(a) hereof shall be borne by Landlord.

      6.    Parking.

      Landlord hereby gives to Tenant, its employees, agents, customers and
invitees,   the  privilege  of  parking  in  the  parking  lot  adjacent  to the Buildings. The same privilege has been or will be given to other tenants in the Buildings and to their employees, agents, customers and invitees, and it does not entitle Tenant or the other tenants to any particular assigned spaces in the parking lot. Landlord shall, however, reserve ten (10) parking spaces in close proximity to the Buildings and shall mark such spaces with the words "Visitor Parking".

      7.    Signs.

      Tenant shall be permitted to have tenant identification information included or shown on the directory board in the main lobby and on the tenant access door to the Premises. Tenant shall be permitted to install an exterior sign so long as such sign is approved by the appropriate public authority, is in front of Building C (and/or such other Building(s) of which Tenant is the sole occupant), is substantially similar to the signs in front of the other Buildings and is approved by Landlord, which approval shall not be unreasonably withheld or delayed. In addition, at such time as Tenant is the sole occupant of the Buildings, Tenant shall have the right to rename the Buildings to identify same with Tenant (e.g., "Telxon World Headquarters" or "The Telxon Building," such examples being for purposes of illustration only and not by way of limitation).

        8.  Repairs, Maintenance, Alterations,  Improvements and Fixtures.

              (a) Repair and Maintenance of Buildings. Landlord shall keep and maintain in good order, condition and repair the roof, exterior and interior structural walls (including any plate glass windows which are a part thereof), foundation, basement, the common areas and facilities of the Buildings and the electrical, plumbing, heating, ventilation and air-conditioning systems serving the Premises and other parts of the Buildings. The cost of all repairs required to be made by Landlord shall be borne by Landlord unless made necessary by the negligence, misuse or default of Tenant, its employees, agents, customers or invitees, in which event they shall be borne by Tenant, who shall be separately billed and shall reimburse Landlord for the same as additional rent.

              (b) Repair and Maintenance of the Premises. Except as provided in Section 8(a) hereof, Tenant shall, at its own expense, keep and maintain the Premises in good order, condition and repair.

              (c) Alterations or Improvements. Tenant may make, or permit to be made, alterations or improvements to the Premises, but in the case of alterations or improvements requiring an expenditure in excess of Five Thousand Dollars ($5,000.00) only if Tenant obtains the prior written consent of Landlord thereto, which consent shall not be unreasonably


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
withheld or delayed. Tenant shall make any and all such alterations and improvements in accordance with all applicable laws and building codes, in a good and workmanlike manner and in quality equal to or better than the original construction of the Buildings and shall comply with such requirements as Landlord reasonably considers necessary or desirable, including without limitation requirements as to the manner in which and the times at which such work shall be done. Tenant shall promptly pay all costs attributable to such alterations and improvements and shall indemnify Landlord against any mechanics' liens or other liens or claims filed or asserted as a result thereof and against any costs or expenses which may be incurred as a result of building code violations attributable to such work. Tenant shall promptly repair any damage to the Premises or the Buildings caused by any such alterations or improvements. Any alterations or improvements to the Premises, except movable office furniture and equipment and trade fixtures, shall become a part of the realty and the property of Landlord, and shall not be removed by Tenant without the consent of Landlord, which consent shall not be unreasonably withheld or delayed.

       Tenant's rights under this Section shall include without limitation the right to construct or cause to be constructed additions to the Buildings and/or expansion of the parking areas, provided that Tenant complies with all the requirements of this Section and those of applicable laws and ordinances, including but not limited to zoning ordinances, and governmental rules and regulations promulgated thereunder, and provided further that prior to any such construction or expansion Landlord and Tenant shall have agreed in writing with respect to responsibility for payment of the costs thus incurred and any additional rent payable for such additions to the Premises. In the event Landlord and Tenant shall be unable to agree in this connection within ninety (90) days following Tenant's submission to Landlord of a written proposal, including plans and specifications, for such additions and/or expansion, then either Landlord or Tenant shall have the right to submit the matter as to which Landlord and Tenant have been unable to agree to the American Arbitration Association in Akron, Ohio for arbitration in accordance with the commercial rules thereof then in effect, which arbitration shall be conclusive and binding upon the parties for the purposes of this Lease. In the event Landlord or an affiliate thereof is known by Tenant to be engaged in the construction business, Tenant shall afford Landlord or such affiliate an opportunity to bid for the contract to construct any and all alterations, improvements, additions or expansion contemplated under this Section, but Tenant shall nonetheless retain unrestricted discretion in electing to accept or reject any bid submitted by Landlord or its affiliate, whether or not such bid is the most favorable submitted in strictly monetary terms.

       Promptly on execution of this Lease, or at a mutually agreed time, Landlord shall at its sole cost and expense, without any obligation on Tenant's part under Section 3(b) hereof or otherwise, commence and, as soon as practicable, complete a landscaping plan and remodeling and redecorating of the main reception area of Tenant so as to enhance the image of Tenant's main reception area and raise same to a level commensurate with the status of the Premises as Tenant's world headquarters.

       (d) Trade Fixtures. Any trade fixtures installed on the Premises by Tenant at its own expense, including but not limited to movable partitions, counters, shelving, showcases, mirrors and the like, may and, at the request of Landlord, shall be removed on the Expiration Date or earlier termination of this Lease, provided that Tenant is not then in default, that Tenant bears the cost of such removal, and further that Tenant repairs at its own expense any and all damage to the Premises resulting from such removal. If Tenant fails to remove any and all such trade fixtures from the Premises on the Expiration Date or earlier termination of this Lease, all such trade fixtures shall become the property of Landlord unless Landlord elects to require their removal, in which case Tenant shall promptly remove same and restore the Premises to their prior condition.

9.     Fire or Other Casualty; Casualty Insurance

       (a) Substantial Destruction of the Buildings. If the Buildings should be substantially destroyed (which, as used herein, means destruction or material damage to at least 50% of the Buildings) by fire or other casualty or the Premises rendered wholly or substantially untenantable for the purposes for which they were leased, Tenant may, at its option, terminate this Lease by giving written notice thereof to the other party within thirty (30) days of such casualty. In such event, the rent shall be apportioned to and shall cease as of the date of such casualty. In the event Tenant does not exercise this option, then the Premises shall be reconstructed and restored at Landlord's expense.

       (b) Partial Destruction of the Premises. If the Premises should be rendered partially untenantable for the purpose for which they were leased (which, as used herein, means such destruction or damage as would prevent Tenant from carrying on its business on the Premises to an extent exceeding 20% of its normal business activity) by fire or other casualty, then such damaged part of the Premises shall be reconstructed and restored, at Landlord's expense; rent shall be abated in the proportion which the approximate area of the damaged part bears to the total area in the Premises from the date of the casualty until substantial completion of the reconstruction repairs; and this Lease shall continue in full
force and  effect for  the balance  of the  term.    Landlord  shall  use
reasonable diligence in completing such reconstruction repairs, but in the event Landlord fails to complete the same within one hundred eighty
(180) days from the date of the casualty, or if at such time it is apparent that Landlord will not be able to reconstruct the Premises in one hundred eighty (180) days, or if such casualty occurs during the last twelve (12) months of the term of this Lease, then Tenant may, at its option, terminate this Lease upon giving Landlord written notice to that effect, whereupon both parties shall be released from all further obligations and liability hereunder.

       (c)   Casualty  Insurance.     Landlord  shall  be  responsible  for
insuring and shall at all times during the term of this Lease carry, at its own expense, a policy of insurance which insures the Buildings, including the Premises, against loss or damage by fire or other casualty (namely, the perils against which insurance is afforded by the standard fire insurance policy and extended coverage endorsement); provided, however, that Landlord shall not be responsible for, and shall not be obligated to insure against, any loss or damage to personal property (including, but not limited to, any furniture, machinery, equipment, goods or supplies) of Tenant or which Tenant may have on the Premises or any trade fixtures installed by or paid for by Tenant on the Premises or any additional improvements which Tenant may construct on the Premises.

       (d) Waiver of Subrogation. Landlord and Tenant hereby release each other and each other's employees, agents, customers and invitees from any and all liability for any loss, damage or injury to person or property occurring in, on or about or to the Premises, improvements to the Buildings or personal property within the Buildings, by reason of fire or other casualty which could be insured against under a standard fire and extended coverage insurance policy, regardless of cause, including the negligence of Landlord or Tenant and their employees, agents, customers and invitees. Because the provisions of this Section will preclude the assignment of any claim mentioned herein by way of subrogation or otherwise to an insurance company or any other person, each party to this Lease shall give to each insurance company which has issued to it one or more policies of fire and extended coverage insurance notice of the terms of the mutual releases contained in this Section, and have such insurance policies properly endorsed, if necessary, to prevent the invalidation of insurance coverages by reason of the mutual releases contained in this Section.

     10.   General Public Liability,  Indemnification and Insurance.

           (a) Tenant shall be responsible for, shall have the obligation to insure against and shall indemnify Landlord and hold it harmless from any and all liability for any loss, damage or injury to person or property occurring in, on or about the Premises, regardless of cause, including the negligence of Landlord and its employees, agents, customers and invitees, and Tenant hereby releases Landlord from any and all liability for the same. Tenant's obligation to indemnify Landlord hereunder shall include the duty to defend against any claims asserted by reason of such loss, damage or injury and to pay any judgments, settlements, costs, fees and expenses, including attorneys' fees, incurred in connection therewith.

           (b) Tenant, in order to enable it to meet its obligation to insure against the liabilities specified in Section 10(a) hereof, shall at all times during the term of this Lease carry, at its own expense, for the protection of Tenant, Landlord and Landlord's management agent, if any, as their interests may appear, one or more policies of general public liability and property damage insurance, issued by one or more insurance companies acceptable to Landlord, with minimum coverages of $300,000 for injury to one person in any one accident, $500,000 for injuries to more than one person in any one accident and $100,000 in property damage per accident and insuring against any and all liability for which Tenant is responsible hereunder. Such insurance policy or policies shall name Landlord as an insured and shall provide that same may not be cancelled on less than ten (10) days prior written notice to Landlord. Tenant shall furnish Landlord with a copy of all certificates evidencing such insurance. Should Tenant fail to carry such insurance and furnish Landlord with a copy of all such policies after a request to do so, Landlord shall have the right to obtain such insurance and collect the cost thereof from Tenant as additional rent.

           (c) Landlord shall be responsible for, shall have the obligation to insure against, and shall indemnify Tenant and hold it harmless from any and all liability for any loss, damage or injury to person or property occurring in, on or about the common areas and facilities of the Buildings and the walks, driveways, parking lot and landscaped areas adjacent to the Buildings, regardless of cause, including the negligence of Tenant and its employees, agents, customers and invitees; and Landlord hereby releases Tenant from any and all liability for the same. Landlord's obligation to indemnify Tenant hereunder shall include the duty to defend against any claims asserted by reason of such loss, damage or injury and to pay any judgments, settlements, costs, fees and expenses, including attorneys' fees, incurred in connection therewith.

     11.   Eminent Domain.

     If the whole or any part of the Premises shall be taken for public or quasi-public use by a governmental authority under the power of eminent domain or shall be conveyed to a governmental authority in lieu of such taking, and if such taking or conveyance shall cause the remaining part of the Premises to be untenantable or inadequate for use by Tenant for the purposes for which they were leased, then Tenant may, at its option, terminate this Lease as of the date Tenant is required to surrender possession of the Premises. If all or any portion of the parking area shall be taken or conveyed and such taking or conveyance substantially interferes with the contemplated use of the Premises by Tenant, then Tenant shall have the right to terminate this Lease as of the date of surrender of possession. Landlord shall have the right to provide parking on adjoining parcels of land in substitution for any parking area so taken or conveyed. All compensation awarded for such taking or conveyance shall be the property of Landlord without any deduction therefrom for any present or future estate of Tenant, and Tenant hereby assigns to Landlord all its right, title and interest in and to any such award. However, Tenant shall have the right to recover from Landlord such compensation as may be awarded to Tenant on account of moving and relocation expenses and depreciation to and removal of Tenant's trade fixtures and personal property.

       12.   Liens.

       If, because of any act or omission of Tenant or anyone claiming by, through or under Tenant, any mechanic's liens or other lien shall be filed against the Premises or the Buildings or against other property of Landlord (whether or not such lien is valid or enforceable as such), Tenant shall, at its own expense, cause the same to be discharged of record by payment, bonding or otherwise within a reasonable time, not to exceed thirty (30) days, after the date of filing and notice thereof to Tenant, and shall also indemnify Landlord and hold it harmless from any and all claims, losses, damages, judgments, settlements, costs and expenses, including attorneys' fees, resulting therefrom or by reason thereof.

       13.   Rental, Personal Property and Other Taxes.

             (a) Tenant shall pay before delinquency any and all taxes, assessments, fees or charges (hereinafter referred to as "taxes"), including any sales, gross income, rental, business occupation or other taxes, levied or imposed upon Tenant's business operations in the Premises and any personal property or similar taxes levied or imposed upon Tenant's trade fixtures, leasehold improvements or personal property located within the Premises. In the event any such taxes are charged to the account of, or are levied or imposed upon the property of, Landlord, Tenant shall reimburse Landlord for the same as additional rent. Notwithstanding the foregoing, Tenant shall have the right to contest in good faith any such tax and to defer payment, if required, until after Tenant's liability therefor is finally determined.

             (b) If any tenant finish improvements, trade fixtures, alterations or improvements or business machines and equipment located in, on or about the Premises, regardless of whether they are installed or paid for by Landlord or Tenant and whether or not they are affixed to and become a part of the realty and the property of Landlord, are assessed for real property tax purposes at a valuation higher than that at which other such property in other leased space in the Buildings is assessed, then Tenant shall reimburse Landlord as additional rent for the amount of real property taxes shown on the appropriate county official's records as having been levied upon the Building or other property of Landlord by reason of such excess assessed valuation.

       14.   Assignment and Subletting.

             (a) Except as expressly permitted pursuant to this section, Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, assign or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the written consent of Landlord.

             (b) Notwithstanding the provisions of Section (a) above, Tenant may assign this Lease or sublet the Premises or any portion thereof, without Landlord's consent and without extending any option to Landlord, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Tenant under this Lease.

       (c) Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by
Landlord  of  any  provision  hereof.     Consent  to  one  assignment  or
subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by an assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

15.    Transfers by Landlord.

       (a)   Sales,  Conveyance  and  Assignment.   Nothing in  this Lease
shall restrict the right of Landlord to sell, convey, assign or otherwise
deal   with  the Buildings,  subject to  the rights  of Tenant  under this
Lease.

       (b) Effect of Sale, Conveyance or Assignment. A sale, conveyance or assignment of the Buildings shall operate to release Landlord from liability from and after the effective date thereof upon all of the covenants, terms and conditions of this Lease, express or implied, except as such may relate to the period prior to such effective date, and Tenant shall thereafter look solely to Landlord's successor in interest in and to this Lease. This Lease shall not be affected by any such sale, conveyance or assignment, and Tenant shall attorn to Landlord's successor in interest thereunder, provided such successor shall expressly assume all of the obligations of Landlord under this Lease.

       (c) Subordination. Landlord reserves the right to subject and subordinate this Lease at all times to the lien of any first mortgage(s) now or hereafter placed upon Landlord's interest in the leased premises and on the land and buildings of which the leased premises are a part or upon any buildings hereafter placed upon the land which the leased premises are a part, and Tenant shall execute and deliver any and all documents necessary to evidence such subordination. No default by Landlord under any such first mortgage(s) shall affect Tenant's rights hereunder so long as Tenant is not in default under this Lease. Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by Landlord covering the leased premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease.

       (d) It is a condition, however, of the sale, subordination and lien provisions set forth in this Section, that Landlord shall procure from any such successor, purchaser, mortgagee or trustee an agreement in writing, which shall be delivered to Tenant, providing in substance that so long as Tenant shall faithfully discharge the obligations on its part to be kept and performed under the terms of this Lease, Tenant's tenancy will not be disturbed nor this Lease affected by any default under such mortgage or deed of trust, and the successor, purchaser, mortgagee or trustee agrees that this Lease shall remain in full force and effect even though default in the mortgage or deed of trust may occur.

      (e) As a condition precedent to Tenant's obligations hereunder, Landlord shall procure from any person, company, partnership, corporation or entity which now has or may have at the commencement of this Lease a mortgage lien encumbering the Demised Premises, an agreement in writing, which shall be delivered to Tenant, providing in substance that so long as Tenant shall faithfully discharge the obligations on its part to be kept and performed under the terms of this Lease, its tenancy will not be disturbed nor this Lease affected by any default under such mortgage, and the agreement and acknowledgment of any such mortgagee that this Lease shall remain in full force and effect even though default in the mortgage may occur.

16.    Defaults and Remedies.

       (a) Default by Tenant. The occurrence of any one or more of the following events shall be a default and breach of this Lease by Tenant:

             (i) Tenant shall fail to pay (A) any monthly installment of base rent or the Annual Rental Adjustment and such nonpayment shall not have been cured within five (5) business days after the date of Tenant's receipt of notice of such nonpayment, or (B) any other additional rent and such nonpayment shall not have been cured within thirty (30) days after the date of Tenant's receipt of notice of such nonpayment;

             (ii)   Tenant  shall fail   to perform  or observe  any term,
       condition, covenant or obligation required to be performed or observed by it under this Lease for a period of thirty (30) days after notice thereof from Landlord; provided, however, that if the term, condition, covenant or obligation to be performed by Tenant is of such nature that the same cannot reasonably be performed within such thirty (30) day period, such default shall be deemed to have been cured if Tenant commences such performance within said
       thirty   (30) day  period and  thereafter diligently  undertakes to complete the same;

             (iii)  A trustee  or receiver  shall be  appointed  to  take possession of substantially all of Tenant's assets in, on or about the Premises or of Tenant's interest in this Lease (and Tenant does
       not   regain  possession   within  sixty    (60)  days   after  such
       appointment); Tenant makes an assignment for the benefit of creditors; or substantially all of Tenant's assets in, on or about the Premises or Tenant's interest in this Lease are attached or levied upon under execution (and Tenant does not discharge the same within sixty (60) days thereafter); and

             (iv)   A  petition   in  bankruptcy,   insolvency,  or   for
       reorganization or arrangement is filed by or against Tenant pursuant to any federal or state statute (and, with respect to any such petition filed against it, Tenant fails to secure a stay or discharge thereof within sixty (60) days after the filing of the same).

       (b) Remedies of landlord. Upon the occurrence of any event of default set forth in Section 16(a) hereof, Landlord shall have the following rights and remedies, in addition to those allowed by law, any one or more of which may be exercised without further notice to or demand upon Tenant:

             (i) Landlord may re-enter the Premises and cure any default of Tenant, in which event Tenant shall reimburse Landlord as additional rent for any cost and expenses which Landlord may incur to cure such default; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's action, regardless of whether caused by Landlord's negligence or otherwise;

            (ii) Landlord may terminate this Lease as of the date of such default, in which event: (A) neither Tenant nor any person claiming under or through Tenant shall thereafter be entitled to possession of the Premises, and Tenant shall immediately thereafter surrender the Premises to Landlord; (B) Landlord may re-enter the Premises and dispossess Tenant or any other occupants of the Premises by force, summary proceedings, ejectment or otherwise, and may remove their effects, without prejudice to any other remedy which Landlord may have for possession or arrearages in rent; and
      (C) upon the termination of this Lease Landlord shall use its best efforts to re-let all or any part of the Premises for a term which may be different from that which would otherwise have constituted the balance of the term of this Lease and for rent and on terms and conditions which may be different from those contained herein, whereupon Tenant shall be obligated to pay to Landlord as liquidated damages the difference between the rent provided for herein and that actually received pursuant to any lease covering a subsequent re-letting of the Premises, for the period which would otherwise have constituted the balance of the term of this Lease, together with all of Landlord's costs and expenses for preparing the Premises for re-letting, including all repairs, tenant finish improvements, brokers' and attorneys' fees, and all loss or damage which Landlord may sustain by reason of such termination, re-entry and re-letting, it being expressly understood and agreed that the liabilities and remedies specified in this Section 16(b)(ii) shall survive the termination of this Lease; and

             (iii) Landlord may sue for injunctive relief or to recover damages for any loss resulting from the breach.

      Any agreement for an extension or renewal of the term of this Lease or any additional period thereafter, shall not thereby prevent Landlord from terminating this Lease during the term hereof for any reason specified in this Lease. If any such right of termination is exercised by Landlord during the term of this Lease or any extension or renewal hereof, Tenant's right to any further extension or renewal of this Lease shall thereby be automatically cancelled. Any such right of termination of Landlord contained herein shall continue during the term of this Lease and any subsequent extension or renewal hereof.

      (c) Non-Waiver of Defaults. The failure or delay by either party hereto to enforce or exercise at any time any of the rights or remedies or other provisions of this Lease shall not be construed to be a waiver thereof, nor affect the validity of any part of this Lease or the right of either party thereafter to enforce each and every such right or remedy or other provisions. No waiver of any default and breach of this Lease shall be held to be a waiver of any other default and breach. The receipt of rent by Landlord at a time after rent is due under this Lease shall not be construed as a waiver of such default. The receipt by Landlord of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the rent due or to pursue any other remedies provided in this Lease. No act or omission by Landlord or its employees or agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

      17.  Access to the Premises.

      Landlord, its employees and agents and any mortgagee of the Buildings shall have the right to enter any part of the Premises upon reasonable notice to Tenant at all reasonable times for the purposes of examining or inspecting the same, showing the same to prospective purchasers, mortgagees or tenants and for making such repairs, alterations or improvements to the Premises or the Buildings as Landlord may deem necessary or desirable. If representatives of Tenant shall not be present to open and permit such entry into the Premises at any time when such entry is necessary by reason of emergency, Landlord and its employees and agents may enter the Premises by means of a master key or otherwise. Such entry shall not constitute an eviction of Tenant or a termination of this Lease, or entitle Tenant to any abatement of rent therefor.

      18.  Surrender of Premises.

      Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord, together with all alterations, improvements and other property as provided elsewhere herein, in broom-clean condition and in good order, condition and repair, except for ordinary wear and tear and damage which Tenant is not obligated to repair, failing which Landlord may restore the Premises to such condition at Tenant's expense. Upon such expiration or termination, Tenant's trade fixtures, furniture and equipment, including but not limited to computer equipment, shall remain Tenant's property, and if Tenant shall not be in default under this Lease, Tenant shall have the right to remove the same. Tenant shall promptly repair any damage caused by any such removal, and shall restore the Premises to the condition existing prior to the installation of the items so removed.

      19.  Holding Over.

      In the event Tenant remains in possession of the Premises with the consent of Landlord after the expiration or earlier termination of this Lease, Tenant shall be deemed to hold the Premises as a tenant at will, subject to all of the terms, conditions, covenants and provisions of this Lease (which shall be applicable during the holdover period), except that Tenant shall pay to Landlord such rent as Landlord shall then specify, which rent shall be payable to Landlord on demand. Tenant shall vacate and surrender the Premises to Landlord upon Tenant's receipt of notice from Landlord to vacate. No holding over by Tenant, whether with or without the consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided herein.

      20.  Definition of Landlord, Landlord's Liability.

      The term "Landlord" as used in this Lease so far as covenants or obligations on the part of Landlord are concerned shall be limited to mean and include only the owner or owners at the time in question of the fee of the leased premises, and in the event of any transfer or transfers of the title to such fee the Landlord herein named (and in case of any subsequent transfers or conveyances the then grantor) shall be automatically freed and relieved from and after the date of such transfer or conveyance of all personal liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee and any amount then due and payable to Tenant by Landlord of the then grantor under any provision of this Lease shall be paid to Tenant, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord shall, subject as aforesaid, be binding on Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership.

        If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed, and if as a consequence of such default Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied against the right, title and interest of Landlord in the Buildings and out of rents or other income from such property receivable by Landlord, or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Buildings, and Landlord shall not be liable for any deficiency.

       21.    Quiet Enjoyment.

       Landlord hereby covenants and agrees that if Tenant shall perform all the covenants and agreements herein stipulated to be performed on Tenant's part, Tenant shall at all times during the term of this Lease have the peaceable and quiet enjoyment and possession of the Premises without any manner of let or hindrance from Landlord or any persons lawfully claiming under or through Landlord.

       22.    Default by Landlord.

       It shall be a default and breach of this Lease by Landlord if it shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of thirty (30) days after notice thereof from Tenant; provided, however, that if the term, condition, covenant or obligation to be performed by Landlord is of such nature
that   the  same  cannot  reasonably be  performed within  such thirty  (30)
day period, such default shall be deemed to have been cured if Landlord commences such performance within said thirty (30) day period and thereafter diligently undertakes to complete the same.

       23.    Notice and Place of Payment.

              (a) All rent and other payments required to be made by Tenant to Landlord shall be delivered or mailed to Landlord at the address set forth below or any other address Landlord may specify from time to time by written notice given to Tenant:

                            3330 W. Market Properties
                            55 South Miller Road
                            Akron, Ohio 44313
                            Attention:  Mr. Dan Marchetta

              (b) All payments required to be made by Landlord to Tenant shall be delivered or mailed to Tenant at the address set forth in
       Section 23(c) hereof or at any other address within the United States as Tenant may specify from time to time by written notice given to Landlord.

              (c) Any notice required or permitted to be given under this Lease shall be deemed to have been given if reduced in writing and delivered in person or mailed by registered or certified mail, return receipt requested, postage prepaid, to the party who is to receive such notice at the address set forth below. When so mailed, the notice shall be deemed to have been given as of the date it was mailed.

              Landlord:     3330 W. Market Properties
                            55 South Miller Road
                            Akron, Ohio 44313

                            Attention:  Mr. Dan Marchetta

              With a
              copy to:      Patrick J. Wack, Esq.
                            41 Merz Boulevard
                            Akron, Ohio 44313

      Tenant:       Telxon Corporation
                    3330 West Market Street
                    Akron, Ohio 44313-3352
                    Attention:  President

      With a
      copy to:      Goodman Weiss Freedman
                    100 Erieview Plaza, 27th Floor
                    Cleveland, Ohio 44114
                    Attention:  Howard J. Freedman, Esq.

24.   Miscellaneous General Provisions.

      (a) Any amounts of money to be paid by Tenant to Landlord pursuant to the provisions of this Lease, whether or not such payments are denominated "rent" or "additional rent" and whether or not they are to be periodic or recurring, shall be deemed "rent" or "additional rent" for purposes of this Lease; and any failure to pay any of the same as provided in this Lease shall entitle Landlord to exercise all of the rights and remedies afforded hereby or by law for the collection and enforcement of Tenant's obligation to pay rent. Tenant's obligation to pay any such rent or additional rent pursuant to the provisions of this Lease shall survive the expiration or other termination of this Lease and the surrender of possession of the Premises after any holdover period.

       (b) Tenant shall, within ten (10) days following receipt of a written request from Landlord, execute, acknowledge and deliver to Landlord or to any lender, purchaser or prospective lender or purchaser designated by Landlord a written statement certifying (i) that this Lease is in full force and effect and unmodified (or, if modified, stating the nature of such modification), (ii) the date to which rent has been paid, and (iii) that there are not, to Tenant's knowledge, any uncured defaults (or specifying such defaults if any are claimed). Any such statement may be relied upon by any prospective purchaser or mortgagee for all or any part of the Buildings. Tenant's failure to deliver such statement within such period shall be conclusive upon Tenant that this Lease is in full force and effect and unmodified, and that there are no uncured defaults in Landlord's performance hereunder.

       (c) If requested by either party, a Memorandum of Lease, containing the information required by Ohio law concerning this Lease shall be prepared, executed by both parties and filed for record in the office of the Recorder of Summit County, Ohio.

       (d) Landlord and Tenant hereby represent and warrant that no real estate broker or finder was involved in this transaction. Each party hereto shall indemnify and hold harmless the other party for any and all liability (and related expense, including reasonable attorneys' fees) incurred in connection with the negotiation or execution of this Lease for any real estate broker's commission or finder's fee which has been earned by a real estate broker or other person on such party's behalf.

       (e) This Lease is being executed and delivered by Landlord in the State of Ohio and shall be construed and enforced in accordance with the laws of that state.

       (f) This Lease, including all Exhibits, constitutes the entire agreement between the parties hereto and may not be modified except by an instrument in writing executed by the parties hereto.

       (g) This Lease and the respective rights and obligations of the parties hereto shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto as well as the parties themselves; provided, however, that Landlord, its successors and assigns shall be obligated to perform Landlord's covenants under this Lease only during and in respect of their successive periods as Landlord during the term of this Lease.

            (h) If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall not be affected or impaired, and such remaining provisions shall remain in full force and effect.

            (i) Landlord shall not, by virtue of the execution of this Lease or the leasing of the Premises to Tenant, become or be deemed a partner of Tenant in the conduct of Tenant's business on the Premises or otherwise.

            (j) As used in this Lease, the word "person" shall mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular, and the singular for the plural, where appropriate; and words of any gender shall include any other gender. The topical headings of the several Sections of this Lease are inserted only as a matter of convenience and reference, and do not affect, define, limit or describe the scope or intent of this Lease.

      25.   Option to Purchase.

      Provided Tenant is not then materially in default of any of its obligations under this Lease, Tenant shall have the right and option to purchase the Buildings and the parcels of land included in the Premises, in their entirety, together with all improvements and personal property owned by Landlord thereon (the "Property"), for such purchase price as may be agreed between Landlord and Tenant or, failing such agreement, within thirty (30) days following Tenant's exercise of its option to purchase, for a price equal to the fair market value of the Property as determined by two qualified professional M.I.A. real estate appraisers, one of whom shall be selected by Landlord and the other of whom shall be selected by Tenant. The appraisers thus selected shall submit their respective appraisals to Landlord and Tenant not later than thirty (30) days following their selection and, provided that such appraisals do not vary from the average thereof by a factor of ten percent (10%) or more, the purchase price shall be equal to the average of such appraisals. In the event such appraisals vary from the average thereof by ten percent (10%) or
more, the   two appraisers  thus selected shall  jointly select a third qualified professional M.I.A. real estate appraiser, who shall within thirty
(30) days following his selection render his appraisal, which shall not be greater than the higher appraisal theretofore rendered pursuant to this Section nor lower than the lower appraisal theretofore rendered pursuant to this Section, and the purchase price for the Property shall be equal to the average of the three appraisals. Tenant may exercise such option by written notice to Landlord at either of the following times: (a) not later than September 1, 1993, in which event such purchase would be consummated on or before December 31, 1993, and Tenant would reimburse Landlord for any mortgage prepayment or assumption fees incurred by Landlord as a result of such purchase; or (b) September 1, 2001, in which event such purchase would be consummated on or before December 31, 2001.

      Such purchase would be consummated by deposit with Chicago Title Insurance Company ("Chicago Title") or such other title company or financial institution as Tenant may select as escrow agent (the "Escrow Agent") of a recordable limited warranty deed (or deeds), which conveys fee simple marketable title to the Property to Tenant or its nominee free and clear of any and all liens and encumbrances whatsoever, except (a) those certain matters set forth in Schedule B, Section 2, Items 3,4,5,6,7, and 10 of Commitment for Title Insurance No. AK-220,630 (effective date: December 22, 1986) issued by Chicago Title, a copy of the pertinent part of which is attached hereto and made a part hereof as Exhibit B; (b) those certain matters set forth in Schedule B,
Section 2, Items 4,5, and 6 of Commitment for Title Insurance No. AK-220,643 (effective date: December 22, 1986) issued by Chicago Title, a copy of the pertinent part of which is attached hereto and made a part hereof as Exhibit C; and (c) zoning and building ordinances, if any, and general real estate taxes not then due and payable; such items to be deposited with the Escrow Agent not
later than  fifteen   (15)  days prior  to consummation  of such  purchase (the
"Closing").   In addition,  not later  than fifteen   (15)  days  prior  to the
Closing, Landlord shall deposit with the Escrow Agent an assignment to Tenant of all existing leases affecting the Property, a copy of Landlord's closing affidavit given to the Escrow Agent with respect to payment of bills for work performed and materials furnished to the Property within ninety (90) days of Closing, a certificate of Landlord that it is not a foreign person within the meaning of Section 1445 of the Internal Revenue Code, a bill of sale to Tenant for the personal property included in the Property, and such other and further documents and instruments as may be reasonably requested by Tenant, all in form reasonably satisfactory to Tenant. Closing shall be accomplished by and upon the following: (a) deposit in escrow of all documents and funds respectively required of Landlord and Tenant; (b) payment of the purchase price; (c) issuance by the Escrow Agent of an Owner's Title of Insurance Policy in the amount of the purchase price, insuring fee simple title ownership of the Property as of the Closing to Tenant or its nominee, free and clear of any liens and encumbrances whatsoever except those matters stated above; and (d) disbursement to Landlord of the net amount due it after giving effect to the following cost allocations: Landlord shall pay the premium for title insurance to the extent of the premium for a title guarantee in the same amount, and Tenant shall pay the balance of such premium; real estate taxes shall be apportioned as of the date of transfer of title according to the calendar year, using the last available County Treasurer's tax duplicate for the purpose of closing the escrow, with any current assessments, re-assessed assessments and/or re-spread taxes upon the Premises to be paid out of Landlord's funds at Closing; Tenant shall pay one-half (1/2) of the escrow fees and all recording fees; Landlord shall pay real property conveyance fees and one-half (1/2) the escrow fees; rents receivable, security deposits, utility and service contract charges, and accounts payable and leasing commissions shall be equitably adjusted as of the Closing by Landlord and Tenant.

      IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written:


Witnesses as to Landlord:                LANDLORD:  3330 W. MARKET PROPERTIES

/s/ Patrick J. Wack                      By: /s/ Dan Marchetta
/s/ Gerald J. Gabriel                        General Partner


Witnesses as to Tenant:                  TENANT:  TELXON CORPORATION

/s/ Patrick J. Wack                      By: /s/ Eugene A. Novak
/s/ Gerald J. Gabriel                        Vice President

STATE OF OHIO                 )
                              ) SS
COUNTY OF SUMMIT              )

        BEFORE ME, a Notary Public in and for said County and State, personally
appeared the above named                                , to me known to  be
the person who executed the within and foregoing instrument, who acknowledged that he is duly authorized to execute such instrument on behalf of 3330 W. Market Properties, that he did execute said instrument on behalf of said partnership and that the same is his free and voluntary act and deed as General Partner of said partnership and is the free and voluntary act and deed of said partnership for the uses and purposes therein set forth.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Akron, Ohio, this 16th day of March, 1987.



                                 /s/ Howard J. Freedman
                                 Notary Public


STATE OF OHIO                )
                             ) SS
COUNTY OF SUMMIT             )

      BEFORE ME, a Notary Public in and for said County and State, personally appeared the above named Eugene A. Novak, known to me to be the Vice President of Telxon Corporation, the corporation which executed the foregoing instrument, who acknowledged that he did sign and seal the foregoing instrument for, and on behalf of said corporation, being thereunto duly authorized by its Board of Directors, that the same is his free act and deed as such officer and the free act and deed of said corporation.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Akron, Ohio, this 16th day of March, 1987.



                                         /s/ Howard J. Freedman
                                         Notary Public

                               LEGAL DESCRIPTION


PARCEL I:

Situated in the City of Fairlawn, County of Summit and State of Ohio: and known as being part of Lot 4, formerly Copley Township, and more fully described as follows:

     Beginning at the point of intersection of the East line of Fairlawn Village Heights Estates, as recorded in Plat Book 62, Page 18 of the Summit County Records of Plats, produced northerly and the original centerline of West Market Street;

     thence S. 58 deg. 23' 30" E. along the said original centerline, 378.00 feet to the true place of beginning;

     thence continuing S. 58 deg. 23' 30" E. along said original centerline,
150.00 feet to a point;

     thence S. 31 deg. 36' 10" W., 435.60 feet to an I.P.;
     thence S. 58 deg. 23' 30" E., 115.67 feet to an I.P.;
     thence S. 31 deg. 36' 30" W., 150.00 feet to an I.P.;
     thence N. 58 deg. 23' 30" W. along the northerly line of land conveyed to the First Universalist Church of Akron and recorded in Volume 3585, Page 548, Summit County Records, 282.45 feet to an I.P. on the southerly extension of the Easterly line of said Fairlawn Village Heights Estates;

     thence N. 00 deg. 09' 52" W. along the Easterly line of said Fairlawn Village Heights Estates and the southerly extension thereof, 118.69 feet to an I.P. at the southwesterly corner of land conveyed to William D. DeVere and Mary Ann DeVere and recorded in Volume 4931, Page 9 of the Summit County Records;

     thence N. 89 deg. 50' 08" E. along the southerly line of said DeVere parcel, 93.25 feet to an I.P. at the southeasterly corner of said DeVere parcel;

     thence N. 31 deg. 36' 10" E. along the easterly line of said DeVere parcel, 435.60 feet to the true place of beginning, as surveyed by Charles
J. Messmore, Registered Surveyor, in December, 1978, but subject to all legal roads and highways.

PARCEL II:

Situated--in the City of Fairlawn, County of Summit and State of Ohio, and known as being part of Lot 4, formerly Copley Township, and being more fully described as follows:

     Beginning at the intersection of the original Centerline of West Market Street and the Westerly line of Morewood Road, as dedicated in Plat Book 49, Page 73 of the Summit County Record of Plats; Thence S. 31 deg. 36' 30" W., along said Westerly Street line, 435.60 feet to an I. P.; Thence N. 58 deg. 23' 30" W., 518.69 feet to an I. P. at the Southeasterly corner of land conveyed to No. 547 Building Company by Deed dated June 8, 1972 and recorded in Volume 4071, Page 644 of the Summit County Record of Deeds: Thence N. 31 deg. 36' 10" E., along the Easterly line of land so conveyed to No. 547 Building Company, 435.60 feet to a point on the original centerline of said West Market Street (and passing through an I. P. set at 405.60 feet), said point being S. 58 deg. 23' 30" E., 528.00 feet along said original centerline from its intersection with the East line of Fairlawn Village Heights Estates, as recorded in Plat Book 62, Page 18 of the Summit County Record of Plats; Thence S. 58 deg. 23' 30" E., along said original street centerline, 518.72 feet to the place of beginning.

                                  Exhibit A

                                     Exhibit A
                                    Page 1 of 2

            Situated in the City of Fairlawn, County of Summit and State of Ohio and known as being part of Lot 4, formerly Copley Township, and more fully described as follows:


                                   (forward)





                             (SCHEDULE A continued)



         Beginning at a point on the Westerly line of Morewood Road as dedicated in Plat Book 49, Page 73, of the Summit County Record of Plats, said point being S 31 deg. 36' 30" W along said line 435.60 feet from its intersection with the original centerline of West Market Street:

         Thence S 31 deg. 36' 30" W along said street line 150.00 feet to an I.P.;

         Thence N 58 deg. 23' 30" W, 403.02 feet to an I.P.;
         Thence N 31 deg. 36' 30" E, 150.00 feet to an I.P.;
         Thence S 58 deg. 23' 30" E, 403.02 feet to the place of beginning,

    as surveyed by Messmore & Fay, Registered Surveyors, in March, 1978.





                                   EXHIBIT 1
                                  Page 2 of 2

Number
       AK-220,630                                            Page 1

                            SCHEDULE B - Section 2

        Schedule B of the policy or policies to be issued will contain exceptions to the following matters unless the same are disposed of to the satisfaction of the Company.

    1. Defects, liens, encumbrances, adverse claims or other matters, if any, created first appearing in the public records or attaching subsequent to the effective date hereof but prior to the date the proposed Insured acquires for value of record the estate or interest or mortgage thereon covered by this Commitment.

    2. Any owner's policy issued pursuant hereto will contain under Schedule B the standard exceptions set forth at the inside cover hereof. Any loan policy will contain under Schedule B standard Exceptions 1, 2 and 3 unless a satisfactory survey and inspection of the premises is made.

    3. Restrictions and Reservations contained in the Warranty Deed from Dorothy Braden Packard Smith to Blanche L. Hart, dated May 11, 1939, filed for record May 16, 1939 at 9:40 A. M. and being recorded in Volume 1775, Page 20 of Summit County Records, conveying a part of Parcel II of premises described in Schedule C.

    See Exhibit A attached hereto and made a part hereof.

    Note:  By the Dedication Plan of Moorewood Road filed for record July
1, 1957, at 1:05 P. M. and recorded in Plat Book 49, Page 73 of Summit County Records, the Southeasterly 25 feet of the 35 feet reserved for street purposes in the above deed was dedicated to the Public use for Highway purposes.

    Note: Said restrictions contain no forfeiture clause and a violation thereof would not work a forfeiture or reversion of title.

    Note: This company insures against loss by reason of the present violation of the restrictions.





RB:eb





                                   EXHIBIT B
                                  Page 1 of 2

Number AK-220,630                                  Page 2



    4.  An Electric Distribution Easement from Blanche L. Hart and Clarence
W. Hart, to Ohio Edison Company, dated November 29, 1960, filed for record December 19, 1960 at 10:21 A. M. and being recorded in Volume 3905, Page 221 of Summit County Records, for lines for the distribution of electric current, including telephone and telegraph.

    See Exhibit B attached hereto and made a part hereof.

    5.  An Underground Distribution Easement from Simon Joint Venture
IV to Ohio Edison Company, dated January 10, 1980, filed for record January 22, 1980 at 8:49 A. M. and being recorded in Volume 6333, Page 33 of
Summit County Records, for Distribution of electric current and the operation of telephone and telegraph lines.

    See Exhibit C attached hereto and made a part hereof.

    6. Memorandum of Lease by and among Prudential Insurance Company of America a New Jersey corporation and Simon & Company, an Ohio General Partnership DBA Simon Joint Venture IV Landlord and Telxon Corporation a Delaware Corporation, Tenant, dated June 4, 1981,1 filed for record July 29, 1981 at 9:02 A. M. and recorded in Volume 6476, Page 170 of Summit County Records.

    Term 5 years commencing on the First Day of the calendar month succeed-ing the date construction is substantially completed with an option of 1 renewal term of 5 years.

    See Exhibit D attached hereto and made a part hereof.

    7. Amendment to Memorandum of Lease by and among Prudential Insurance Company of America, a New Jersey Corporation and Simon & Company an Ohio General Partnership DBA Simon Joint Venture IV Landlord and Telxon Corporation a Delaware Corporation, Tenant, dated May 15, 1982 filed for record May
20, 1982 at 9:40 A. M. and recorded in Volume 6554, Page 499 of Summit
County Records.

    See Exhibit E attached hereto and made a part hereof.

    8. Mortgage for $4,740,000.00 from Simon Joint Venture IV, an Ohio Partnership to The Prudential Insurance Company of America, dated June
4, 1986, filed for record June 4, 1979 at 10:41 A. M. and being recorded in Volume 6271, Page 587 of Summit County Records.

    See Exhibit F attached hereto and made a part hereof.

    9. Conditional Assignment of Rentals from Simon Joint Venture IV an Ohio Partnership to The Prudential Insurance Company of America, dated
June 4, 1979, filed for record June 4, 1979 at 10:43 A. M. recorded in
Volume 6226, Page 59 of Summit County Records, in the amount of $4,740,000.00.

    See Exhibit G attached hereto and made a part hereof.

    10. Subject to two 0.5' curb encroachments from the most Southerly side of Parcel I of caption premises upon the premises adjoining caption and a 6.55' encroachment of a 2' in diameter catch basin from a storm conduit on the Southwesterly side of Parcel II of caption premises upon the premises adjoining caption as disclosed by Survey provided by C.
J. Messmore & Associates, Inc. by Registered Surveyor C. J. Messmore #4512 Registered Surveyor.

                                   EXHIBIT B
                                  Page 2 of 2

Number AK-220,643                                          Page 2




  4. Restrictions and Reservations as contained in the Warranty Deed from Dorothy B. Smith to Blanche L. Hart, dated February 27, 1945, filed for record on April 10, 1945 at 10:27 A.M., and recorded in Volume 2162,
Page 445 of Summit County Records, conveying premises described in Schedule
C.

    See Exhibit A attached hereto and made a part hereof.

    NOTE: By the Dedication Plan of Morewood Road, filed for record on July 1, 1957 at 1:05 P.M., and recorded in Plat Book 49, Page 73 of Summit County Records, the Southeasterly 25 feet of the 35 feet reserved for street purposes in the above deed was dedicated to the Public Use for Highway Purposes.

  5. Easement and Right of Way for distribution of electric current, in-cluding telephone and telegraph, from Blanche L. Hart and Clarence W. Hart to Ohio Edison Company, dated November 29, 1960, filed for record on December 19, 1960 at 10:21 A.M., and recorded in Volume 3905, Page 271 of Summit County Records.

    See Exhibit B attached hereto and made a part hereof.





                                   EXHIBIT C

Number AK-220,643                 (SCHEDULE B continued)          Page 3


   6. There are no Special Taxes or Assessments charged against premises described in Schedule C, except an assessment for Sewer Maintenance which is payable in semi-annual installments of $27.00 each for the year through 1986.

       No examination has been made for Special Taxes or Assessments which have not been certified to the County Auditor.

   7. Premises described in Schedule C, are listed for Taxation on the 1986 Duplicate, Fairlawn City, in the name of Simon Joint Venture
IV.

       PM No. 09-00509
       PPN CP-0005-02-002
       Lot 4 W of Morewood Rd

       Special Assessments for the first half 1986 amounting to $27.00 are a lien due and payable.

       Taxes for the first half 1986,    $1,369.55
                    920 Credit              347.58
                    Roll Back Credit        102.20
                    Adjusted Tax         $  919.77  are a lien due and
payable.

       Taxes and Assessments for the last half 1986 are a lien not yet due and payable.

       Taxes and Assessments for the year 1987, amount not yet determined, are a lien not yet due and payable.

       Additions or abatements which may hereafter be made by legally constituted authorities as provided for in Chapter 5713 of the Ohio Revised Code.





                                   EXHIBIT C

                        L E A S E    A G R E E M E N T


STATE OF TEXAS

COUNTY OF HARRIS



   This Lease Agreement, made and entered into by and between SOUTHWEST BUSINESS PROPERTIES, INC. hereinafter referred to as "Landlord" and TELXON CORPORATION, hereinafter referred to as "Tenant";



                             W I T N E S S E T H:

PREMISES
AND
TERM

   1. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord certain premises situated within the County of Harris, State of Texas, more particularly described as follows:

   10,470 square feet of office/warehouse facility outlined in "red" on exhibit "B" attached hereto and for all purposes made a part hereof, located in building "C" of West Loop Business Plaza, a project containing 125,300 square feet of leasable space, situated on a 7.0684 acre tract of land in the John Reinerman Survey, Abstract No. 642, City of Houston, Harris County, Texas and more particularly described in Exhibit "A" attached hereto and for all purposes made a part hereof. The street address is 7280 Wynnwood, Suite 137, 77008, together with and subject to all rights, privileges, easements, appurtenances and immunities belonging to or in any way pertaining to the said premises and together with the buildings and other improvements erected or to be erected upon said premises (the said real property and the buildings and improvements thereon being hereafter referred to as the "premises").

    To Have and to Hold the same for a term commencing on April 1, 1991 and ending twenty-four (24) months thereafter, except that in the event the "commencement date" is a date other than the first day of calendar month, said term shall extend for said number of months in addition to the remainder of the calendar month following the "occupancy date".

      Taking possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements have been completed in accordance with the plans and specifications and that the premises are in good and satisfactory condition, as of when possession was so taken. At any time and from time to time after the completion date
Tenant shall, upon demand, execute and deliver to Landlord or Landlord's mortgagee a letter of acceptance of delivery of the premises and such other certificates as may be required, including Estoppel Certificates.

RENT

   2.  Tenant agrees to pay to Landlord rent, without
deduction or set off, for the entire term hereof for said premises at the rate of THREE THOUSAND TWO HUNDRED THIRTY-ONE AND NO/100 DOLLARS ($3,321.00.) per month, which sums shall be payable in Houston, Harris County, Texas. One such monthly installment shall be due and payable without demand on or before the first day of each succeeding calendar month during the hereby demised term; provided that if the "commencement date" should be a date other than the first day of a calendar month, there shall be due and payable on the "commencement date," as rent for the balance of the calendar month during which the "commencement date" shall fall, a sum equal to that proportion of the rent for a full month as herein provided which the number of days from the "commencement date" to the end of the calendar month during which the "commencement date" shall fall bears to the total number of days in such month, and all succeeding installments of rent shall be payable on or before the first day of each succeeding calendar month during the hereby demised term as first above provided. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum
of          N/A       , which sum shall be
held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent and any other damage, injury, expense or liability caused by such event of default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original

Amount. If Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant on or before thirty (30) days after the termination of this lease.

BUILDING

   3. All buildings and other improvements to be erected on the premises shall in every respect comply with all governmental laws, ordinances, regulations, and other requirements which may govern construction of the same, at the time said buildings and other improvements are completed and occupied by the Tenant.

USE

   4. The demised premises shall be used only for office space and for the purpose of receiving, storing, shipping, manufacturing and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in, upon, or connected with the premises, all at Tenant's sole expense. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant will not permit the premises to be used for any purpose which would render the insurance thereon void or the insurance risk more hazardous. Should there be any increase in either or both the building or contents insurance, any Tenant causing such increase in insurance cost does agree to bear the increase on both the building insurance as well as that on any other Tenant's contents insurance. Tenant shall have the right of ingress and egress to and from the leased premises as may be reasonably necessary to conduct Tenant's business, and which does not unreasonably interfere with the conduct of the business of any other Tenant on the property of which the leased premises are a part.

TAXES

   5. A. Subject to the provisions of Subparagraph B below, Landlord agrees to pay before they become delinquent all taxes (both general and special), assessments or governmental charges (hereinafter collectively referred to as "taxes") lawfully levied or assessed against the premises or any part thereof; provided, however,

Landlord may, at its sole cost and expense (in its own name or in the name of both, as it may deem appropriate) dispute and contest the same, and in such case, such disputed item need not be paid until finally adjudged to be valid. At the conclusion of such contest, Landlord shall pay the items contested to the extent that they are held valid, together with all items, court costs, interests and penalties relating thereto.

        B. If after 1991 or during any subsequent real estate tax year of the primary term of this lease or any renewal or extension thereof, the real estate taxes (both general and special), assessments and governmental charges levied or assessed against the demised premises for such tax year shall be greater than the real estate taxes, assessments and governmental charges levied or assessed against the demised premises for 1991 Tenant shall pay to Landlord, as additional rental, upon demand, Tenants proportionate share of such excess. Any payment to be made pursuant to this Section B with respect to the real estate tax year in which this lease terminates shall bear the same ratio to the payment which would be required to be made for the full tax year as that part of such tax year which elapses prior to termination of this lease bears to a full tax year. (See Exhibit "C", paragraph 26.A,I).

LANDLORDS REPAIRS

   6. Landlord shall at his expense maintain only the roof, foundation, structural soundness of the exterior walls of the building in good repair, reasonable wear and tear excepted. Tenant shall repair and pay for any damage caused by the negligence of Tenant, or Tenant's employees, agents or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass, doors or special store fronts. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Landlord's liability hereunder shall be limited to the cost of such repairs or curing such defect. In the event the plans and specifications provide for an air-conditioning system for the premises, then Landlord represents that on commencement date such air-conditioning system shall be in good operating condition; provided, however, that during the term of this lease Tenant shall at its own cost and expense maintain such system in good operating condition, shall make all necessary repairs and replacements and upon termination of this lease shall deliver such system to Landlord in good operating condition. Landlord shall care for the grounds around the buildings on the premises, including the mowing of grass, care of shrubs, and general landscaping, and maintain common roadways and parking facilities of the area. (See Exhibit "C", paragraph 26.A. I & II).

TENANT REPAIRS

   7. Tenant shall at its own cost and expense keep all other parts of the premises, including but not limited to windows, glass and plate glass, doors, any special store front, interior walls, and finish work, floors and floor covering, gutters, heating and air conditioning systems, dock boards, plumbing work and fixtures, and shall take good care of the premises and its fixtures and suffer no waste. Tenant will keep the parking areas, driveways and alleys and the whole of the premises in a clean and sanitary condition. Tenant shall furnish all janitorial services and supplies required or used on the leased premises. Tenant shall not be obligated to repair any damage caused by fire, tornado or other casualty covered by items set forth under the fire and extended coverage provisions of Landlord's fire insurance policy. In the event the premises are served by rail track or spur track, then the Tenant, notwithstanding the provisions of any rail track agreements to the contrary, shall be liable and responsible for maintaining or reimbursing the rail carrier or Landlord for the maintenance of the portion of the track and related facilities adjacent to the premises.

  In the event Tenant falls to make any repairs required by it under this lease, Landlord shall have the option, but no obligation, to make said repairs and Tenant shall be liable for all sums so advanced by Landlord upon demand, plus interest at ten percent (10%) per annum. (See Exhibit "C" paragraph 26.A. I & II).

ALTERATIONS

   8. Tenant shall not make any alterations, additions or improvements to the premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner, make such minor alterations, additions or improvements, or erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations, and other requirements. At the termination of this lease, Tenant shall, if Landlord so elects, remove all alterations, additions, and improvements, and restore the premises to their original condition; otherwise such improvements shall be delivered up to the Landlord with the premises. Provided Tenant is not in default, all shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant at the termination of this lease if Tenant so elects, and shall be removed if required by Landlord. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the premises.

SIGNS

   9. Tenant shall have the right to install signs upon the exterior of said buildings only when first approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed, and subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs at the termination of this lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the building and other improvements.

INSPECTION

   10. Landlord and Landlord's mortgagee and their respective agents and representatives shall have the right to enter and inspect the premises at any time during reasonable business hours, for the purpose of ascertaining the condition of the premises or in order to make such repairs as may be required to be made by the Landlord under the terms of this lease. During the period that is four months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any time during reasonable business hours for the purpose of showing the premises to prospective tenants or purchasers and shall have the right to erect on the premises a suitable sign indicating that the premises are for sale or lease.

UTILITIES

   11. Landlord agrees to provide at its cost, water, normal electricity and telephone service connections into the premises; but Tenant shall pay all charges incurred for any utility services used on or from the premises and any maintenance charges for utilities. Landlord shall in no event be liable for any interruption or failure of utility services on the premises. (See Exhibit "C" paragraph 26.A I and II).

ASSIGNMENT
AND SUBLETTING

    12. Tenant shall not have the right to assign this lease or to sublet the whole or any part of the premises, without the prior written consent of the Landlord, which consent shall not be unreasonably withheld, notwithstanding any permitted assignment or subletting, Tenant shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of the other obligations under the terms, provisions and covenants of this lease. Upon the occurrence of an "event of default" as hereinafter defined, if the premises or any any part thereof are then assigned or sublet, Landlord in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to it by Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of its obligations hereunder. Landlord shall have the right to assign any of its rights under this lease.

FIRE AND
CASUALTY
DAMAGE

    13. A. If the buildings situated on the premises should be damaged or destroyed by fire, tornado, or other casualty, Tenant shall give immediate written notice thereof to Landlord.

        B. If the buildings situated on the premises should be totally destroyed by fire, tornado, or other casualty, or if they should be so damaged that rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of such damage, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective upon the date of the occurrence of such damage.

        C. If the buildings situated on the premises should be damaged by fire, tornado, or other casualty, but only to such extent that rebuilding or repairs can be completed within one hundred eighty
(180) days after the date upon which Landlord is notified by Tenant of such damage, this lease shall not terminate, but Landlord shall at its sole cost and expense proceed with reasonable diligence to rebuild and repair such buildings, to substantially the condition in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions,


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
fixtures and other improvements which may have been placed on the premises by Tenant. If the premises are untenantable in whole or part following the damage, the rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances; In the event that Landlord should fail to complete such repairs and rebuilding within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may be at its option terminate this lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and determine.

        D. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant, whereupon all rights and obligations hereunder shall cease and determine.

        E. Any insurance which may be carried by Landlord or Tenant against loss or damage to the buildings and other improvements situated on the premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

        F. Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any of the extended coverage casualties covered by the insurance maintained hereunder, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

        G. Landlord covenants and agrees to maintain standard fire and extended coverage insurance covering the building on the premises in an amount not less than eighty per cent (80%) of the replacement cost thereof. If during any subsequent year of the primary term or any renewal or extension, the insurance premiums for the fire and extended insurance carried by Landlord shall exceed the premium for such insurance for 1991, Tenant shall pay to Landlord on demand It's prorated share of such excess; and the failure to pay such excess upon demand shall be treated in the same manner as a default in the payment of rent hereunder when due. (See Exhibit "C" paragraph 26.A.I).

LIABILITY

   14. A. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the premises, caused by the negligence or misconduct of of Tenant, its agents, servants or employees, or of any other person entering upon the premises under express or implied invitation of Tenant, or caused by the buildings and improvements located on the premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the premises, or due to any cause whatsoever, and Tenant agrees to defend and indemnify Landlord and hold it harmless from any loss, expense or claim, including attorneys' fees, arising out of any such damage or injury; except that any injury to person or damage to property caused by the negligence of Landlord or by the failure of Landlord to repair and maintain that part of the premises which Landlord is obligated to repair and maintain, after the receipt of written notice from Tenant of needed repairs or of defects, shall be the liability of Landlord and not of Tenant.

         B. Tenant agrees that at all times during the lease term, or any renewals, it will maintain in force public liability insurance and property damage insurance, insuring both Landlord and Tenant against all claims or action arising out of or in connection with Tenant's use or occupancy of the demised premises. Policy or policies to be in the amounts not less than one hundred thousand dollars ($100,000.00) in respect of injuries or death of any one person, three hundred thousand dollars ($300,000.00) in respect of any one accident or disaster, and fifty thousand dollars ($50,000.00) in respect to property damaged or destroyed.

         C. All policies of insurance required to be maintained by Tenant under the provisions of this paragraph shall be written by a solvent insurance company, acceptable to Landlord, and which is duly licensed to issue such policies in the State and County where the demised premises are located. Said policies shall provide for at least thirty (30) days written notice to Landlord by the Insurer or Insurers prior to cancellation. Tenant shall promptly cause a



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
certificate or certificates of such insurance to be delivered to Landlord and certificates evidencing the renewals thereof shall be delivered at least thirty (30) days prior to the expiration of the respective policy terms. If Tenant should fail to comply with the foregoing requirements relating to insurance, Landlord may obtain such insurance, and Tenant shall pay to Landlord on demand, as additional rental hereunder, the premium cost thereof plus interest at the rate of ten per cent (10%) per year from the date of payment by Landlord until repaid to Landlord by Tenant.

CONDEMNATION

        15. A. If the whole or any substantial part of the premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective when the physical taking of said premises shall occur.

     B. If less than a substantial part of the premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this lease shall not terminate, but rent payable hereunder during the unexpired portion of this lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

     C. In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings.

HOLDING
OVER

   16. Should Tenant, or any of its successors in interest, hold over the premises, or any part thereof, after the expiration of the term of this lease, unless otherwise agreed in writing, such holding over shall constitute and be construed as tenancy from month to month only, at a rental equal to the rental payable for the last month of the term of this lease plus thirty per cent (30%) of such amount. The inclusion of the preceding sentence shall not be construed as Landlord's permission for Tenant to hold over.



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
QUIET
ENJOYMENT

   17. Landlord covenants that it now has, or will acquire before Tenant takes possession of the premises, good title to the premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. In the event this lease is a sublease, then Tenant agrees to take the premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this lease.

EVENTS OF DEFAULT

   18. Each of the following acts or omissions of Tenant or occurrences shall constitute an "Event of Default":


     A. Failure or refusal by Tenant to timely pay rent or other payments hereunder:

     B. Failure to perform or observe any other covenant or condition of this Lease by Tenant to be performed or observed upon the expiration of a period of ten (10) days following written notice to Tenant of such failure:


     C. Abandonment or vacating of the leased premises or any significant portion thereof;


     D. The filing or execution or occurrence of: a petition in bankruptcy or other insolvency proceeding by or against Tenant; or petition or answer seeking relief under any provision of the Bankruptcy Act; or an assignment for the benefit of creditors or composition; or a petition or other proceeding by or against the Tenant for the appointment of a trustee, receiver or liquidator of Tenant or any of Tenant's property or a proceeding by any governmental authority for the dissolution or liquidation of Tenant.

REMEDIES

   19. A. Upon the occurrence of any Event of Default, as enumerated above, Landlord may, at Landlord's option, in addition to any other remedy or right given hereunder or by law or equity, do any one or more of the following:

        (1) Terminate this lease, in which event, Tenant shall immediately surrender possession of the premises to Landlord;

        (2) Enter upon and take possession of the leased premises and expel or remove Tenant and any other occupant therefrom, with or without having terminated the lease;


        (3) Alter locks and other security devices at the leased premises.


        B. Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. No such alteration of security devices and no removal or other exercise of dominion by Landlord over the property of Tenant or others at the leased premises shall be deemed unauthorized or constitute a conversion, Tenant hereby consenting, after any Event of Default, to the aforesaid exercise of dominion over Tenant's property within the building. All claims for damages by reason of such re-entry and/or repossession and/or alteration of locks or other security devices are hereby waived, as are all claims for damaged by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process. Tenant agrees that any re-entry by Landlord shall be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings,as Landlord may elect, and Landlord shall not be liable in trespass or otherwise.

     C. In the event Landlord elects to terminate the lease by reason of an Event of Default then notwithstanding such termination, Tenant shall be liable for and shall pay to Landlord, at Houston, Texas, the sum of all rent and other indebtedness accrued to the date of such termination, plus, as damages, an amount equal to the then present value of the rent reserved hereunder for the remaining portion of the lease term (had such term not been terminated by Landlord prior to the date of expiration stated in Paragraph 1), less the then present value of the then fair rental value of the leased premises for such period; the undersigned parties here stipulating that such fair rental value shall in no event be deemed to exceed sixty per cent (60%) of the then present value of the rent reserved for such period.

     D. In the event that Landlord elects to repossess the premises without terminating the lease, then Tenant shall be liable for and shall pay to Landlord at Houston, Texas, all rent and other indebtedness accrued to the date of such repossession, plus rent required to be paid by Tenant to Landlord during the remainder of the lease term until the date of expiration of the term as stated in Paragraph 1, diminished by any net sums thereafter received by Landlord through reletting the leased premises during said period (after deducting expenses incurred by Landlord as provided in Paragraph E).
In no event shall Tenant be entitled to any excess of any rent obtained by reletting over and above the rent herein reserved. Actions to collect amounts due by Tenant as provided in this Paragraph 19 may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the lease term.

     E. In the case of an Event of Default, Tenant shall also be liable for and shall pay to Landlord, at Houston, Texas, in addition to any sum provided to be paid above, broker's fees incurred by Landlord in connection with re-letting the whole or any part of the premises; the costs of removing and storing Tenant's or other occupant's property; the costs of repairing, altering, remodeling or otherwise putting the leased premises into condition acceptable to a new tenant or tenants; and all reasonable expenses incurred by Landlord in enforcing Landlord's remedies, including reasonable attorneys' fees. Past due rent and other past due payments shall bear interest from maturity at ten per cent (10%) per annum until paid.

     F. In the event of termination or repossession of the premises for an Event of Default, Landlord shall not have any obligation to re-let or attempt to re-let the premises, or any portion thereof, or to collect rental after re-letting; and in the event of re-letting Landlord may re-let the whole or any portion of the premises for any period, to any tenant, and for any use and purpose.

     G. If Tenant should fail to make any payment or cure any default hereunder within the time herein permitted, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the leased premises for such purpose), and thereupon Tenant shall be obligated to, and hereby agrees to pay Landlord, upon demand, all costs, expenses and disbursements (including reasonable attorneys' fees) incurred by Landlord in taking such remedial action.

     H. In the event of any default by Landlord, Tenant's



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
exclusive remedy shall be an action for damages (Tenant hereby waiving the benefit of any laws granting it a lien upon the property of Landlord and/or upon rent due Landlord), but prior to any such action Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have thirty (30) days in which to cure any such default. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its possession of the building and not thereafter.

     The term "Landlord" shall mean only the owner, for the time being of the building, and in the event of the transfer by such owner of its interest in the building, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, but such covenants and obligations shall be binding during the lease term upon each new owner for the duration of such owner's ownership.

LANDLORD'S
LIEN

   20. In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this lease, Landlord shall have, in addition to any other remedies herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Paragraph 20 at public or private sale upon five (5) days' notice to Tenant. Tenant hereby agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

MORTGAGES

   21. Tenant accepts this lease subject and subordinate to

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
any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the premises or the improvements situated thereon. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this lease to the lien of any such mortgage. However, Landlord shall use best efforts to obtain from the holder of any such mortgage a non-disturbance agreement by the terms of which said mortgage holder or its successors or assigns shall recognize the rights of Tenant provided that Tenant is not in default at such time and Tenant agrees to attorn to said mortgage holder.

LANDLORD'S
DEFAULT

   22. In the event Landlord should become in default in any payments due on any such mortgage described in Paragraph 21 hereof or in the payment of taxes or any other items which might become a lien upon the premises and which Tenant is not obligated to pay under the terms and provisions of this lease, Tenant is authorized and empowered after giving Landlord five (5) days' prior written notice of such default and Landlord fails to cure such default, to pay any such items for and on behalf of Landlord, and the amount of any item so paid by Tenant for or on behalf of Landlord together with any interest or penalty required to be paid in connection therewith, shall be payable on demand by Landlord to Tenant; provided, however, that Tenant shall not be authorized and empowered to make any payment under the term of this Paragraph 22, unless the item paid shall be superior to Tenant's interest hereunder. In the event Tenant pays any mortgage debt in full, in accordance with this paragraph, it shall, at its election, be entitled to the mortgage security by assignment or subrogation.

MECHANIC'S
LIEN

   23. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon or in any manner to bind the interest of Landlord in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any lien is or can be validly and legally asserted


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
against its leasehold interest in the premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the rights, titles and interest of the Landlord in the premises or under the terms of this lease.

NOTICES

   24. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the payment of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

   A. All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

   B. All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

   C. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

Landlord:                                   Tenant:

SOUTHWEST BUSINESS PROPERTIES, INC          TELXON CORPORATION
1500 West Loop North, Suite 101             3330 West Market Street
Houston, Texas 77008                        Akron, OHIO 44313-3352





If and when included within the term "Landlord", as used in this



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
instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant" respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

MISCELLANEOUS

   25. A. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

       B.  The terms, provisions and covenants and
conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided.

       C. The captions are inserted in this lease for convenience only and in no way define, limit, or describe the scope or intent of this lease, or any provision hereof, nor in any way affect the interpretation of this lease.

       D. Tenant agrees, within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an Estoppel Certificate stating that this lease is in full force and effect, the date to which rent had been paid, the unexpired term of this lease and such other matters pertaining to this lease as may be reasonably requested by Landlord.

       E. This lease may not be altered, change or amended except by an instrument in writing signed by Landlord and Tenant.

SPECIAL PROVISIONS

   26. See Exhibits "A", "B" and "C" attached hereto and made part of this lease agreement.

   EXECUTED the   day of     , 1991.





TELXON CORPORATION      SOUTHWEST BUSINESS PROPERTIES



By                      By



TITLE                   TITLE



TENANT                  LANDLORD

        EXHIBIT "C"



        SPECIAL PROVISIONS



26.A.I. Pursuant to Paragraph 5B, 6, 7 and 13G of the Lease Agreement, specific services, payment for utilities, taxes, insurance and maintenance may be performed by Landlord. The costs for these services, as defined below, will be assessed to each individual Tenant on a prorata basis. Tenant's prorata share shall be determined by multiplying said costs by a fraction, the numerator of which is the gross floor area of the demised premises and the denominator of which is the total gross floor area of the project of which the premises form a part.


     i. Maintenance, service and utilities for all landscaping, planting areas and grounds as defined in Exhibit "B".

    ii. Maintenance, service and utilities for all outside illumination for common parking areas, driveways and service areas.

   iii. Maintenance and charges for all water, sewer and other utility services which are not directly metered to Tenant but are metered to a master meter designated for use by all of the Tenant.

    iv. Security services, whether on a full-time or part-time basis, should it become necessary to engage this service for the benefit of the Tenants.

     v.  Any maintenance costs common to the Tenants.

         These costs are due and payable in addition to the monthly rental as stipulated in Paragraph 2.A of the Lease. Landlord will accumulate the costs, as defined above, for the items stipulated in the above paragraphs and invoice for said services at Landlord's discretion, but never less than once yearly. Tenant shall pay to Landlord the amount of said invoice upon receipt. This amount is in addition to taxes, insurance and common roadway/parking lot expenses which are escalated at the end of each year as called for in Paragraphs 5B, 6, 7 and 13G.

A.II Pursuant to Paragraphs 6 & 7 of the Lease Agreement, in the event during any calendar year any portion of the building/project is unoccupied, these costs shall be adjusted so as to reflect cost as though fully occupied and Tenant shall pay his prorata share of these costs, said prorata share shall be based upon said costs so adjusted.

B. Rent Late Charges - Rent shall be considered to be late if not paid by the 10th day of the month. A late charge of ten percent (10%) per year shall be charged for all overdue rent.

C. Locks - Should the Tenant desire to have locks to the above referenced lease space changed, they should notify the Landlord and Landlord will have the locks changed at the Tenant's expense. If at the expiration of this lease it is discovered that the locks have been changed, Tenant shall be charged the cost of converting said locks back to Landlord's "Master Key System".

D. Air Conditioning System - Should the Leased Premises contain existing air conditioning units, upon Tenant's occupancy, said units shall be inspected and put in proper operating condition. Tenant shall be given a one month warranty from the date of occupancy.

E.       Rent - As specified in Paragraph 2 of this Lease.

F.       Improvements -  Taken "as is"

G. Renewal Option - Tenant shall have an option to renew this lease for one additional five year term at the then prevailing market rate for comparable space in the West Loop market so long as tenant is not in default of any terms, provisions, or conditions of the lease. This option shall not extend to any assignee of this lease without the written consent of Landlord.

                    FIRST AMENDMENT TO THE LEASE AGREEMENT

STATE OF TEXAS

COUNTY OF HARRIS

  This document shall serve to amend a certain Lease Agreement dated approximately May 2, 1991, by and between Southwest Business Properties, Inc. as "Landlord", and Telxon Corporation as "Tenant", for approximately 10,470 square feet of Office/Warehouse space located at 7280 Wynnwood, Suite 137, Houston, Texas 77008; said Lease Agreement being for a primary term of twenty four (24) months commencing approximately April 1, 1991 and scheduled to terminate on March 31, 1993.

  It is hereby agreed by all parties that the above referenced Lease Agreement shall be amended as follows:

     The term as referenced in Section 1. of the above referenced
     Lease Agreement, shall be extended for One additional Thirteen
     (13) month term, making the new expiration date, April 30, 1994.

     Effective September 1, 1993, the Monthly Base Rent shall increase by Eight Hundred Seven and 50/100 Dollars ($807.50)
     to Four Thousand Thirty-Eight and 75/100 Dollars ($4,038.75) in lieu of $3,231.00.

     The Tenant shall be granted Three (3), One (1) Month Extension to the Term of the above referenced Lease for the Period From May 1, 1994 to July 30, 1994. Landlord must receive Thirty
     (30) Days written notice from Tenant for each One (1) Month extension.


  Agreed and accepted this 4th  day of  May  , 1993.


SOUTHWEST BUSINESS PROPERTIES, INC.

By:

Title:

TELXON CORPORATION

By:
       Joyce J. George
Title: Vice President - Administration

                            THIRD AMENDMENT TO THE LEASE AGREEMENT

STATE OF TEXAS

COUNTY OF HARRIS

  This document shall serve to amend a certain Lease Agreement dated approximately September 11, 1986, the first amendment to the Lease dated September 11, 1986, and the Second Amendment to the Lease dated August 2, 1991, by and between Southwest Business Properties, Inc. as "Landlord", and Telxon Corporation as "Tenant", for approximately 40,800 square feet of Office/Warehouse space located at 7280 Wynnwood, Suite 350, Houston, Texas 77008; said Lease Agreement being for a primary term of sixty (60) months commencing approximately September 1, 1986 and scheduled to terminate on August 31, 1993.

  It is hereby agreed by all parties that the above referenced Lease Agreement shall be amended as follows:

     The term as referenced in Section 1. of the above referenced
     Lease Agreement, shall be extended for One additional Eight
     (8) month term, making the new expiration date, April 30, 1994.

     Effective September 1, 1993 the Monthly Base Rent shall increase by Four Thousand Seventy-eight and 99/100 Dollars
     ($4,078.99) to Twenty Thousand, Three Hundred Ninety-Four and 94/100 Dollars ($20,394.94) in lieu of $16,315.95.

     The tenant shall be granted Three (3), One (1) Month Extension to the Term of the above referenced Lease for the Period From May 1, 1994 to July 30, 1994. Landlord must receive Thirty
     (30) Days written notice from Tenant for each One (1) Month extension.

  Agreed and accepted this 4th  day of  May  , 1993.


SOUTHWEST BUSINESS PROPERTIES, INC.

By:

Title:

TELXON CORPORATION

By:
       Joyce J. George
Title: Vice President - Administration

                            SIXTH AMENDMENT TO THE LEASE AGREEMENT

STATE OF TEXAS

COUNTY OF HARRIS

  This document shall serve to amend a certain Lease Agreement dated approximately May 2, 1985, the First Amendment to the Lease dated September 11, 1986, the Second Amendment to the Lease dated August 15, 1988, the Third Amendment to the Lease dated January 20,1989, and the Fourth Amendment to the Lease dated August 1, 1991, the Fifth Amendment to the Lease dated March 23, 1992, by and between Southwest Business Properties, Inc. as "Landlord", and Telxon Corporation as "Tenant", for approximately 22,460 square feet of Office/Warehouse space located at 7280 Wynnwood, Suite 220 and Suite 101, Houston, Texas 77008; said Lease Agreement being for a primary term of fifteen
(15) months commencing approximately June 1, 1985, as extended currently scheduled to terminate on August 31, 1993.

  It is hereby agreed by all parties that the above referenced Lease Agreement shall be amended as follows:

     The term as referenced in Section 1. of the above referenced
     Lease Agreement, shall be extended for One additional Eight
     (8) month term, making the new expiration date, April 30, 1994.

     Effective September 1, 1993, the Monthly Base Rent shall increase by Two Thousand Sixty-Eight and 75/100 Dollars
     ($2068.75) to Ten Thousand Three Hundred Forty-Three and
     75/100 Dollars ($10,343.75) in lieu of $8,275.00.

     The Tenant shall be granted Three (3), One Month Extension to the Term of the above referenced Lease for the Period From May 1, 1994 to July 30, 1994. Landlord must receive Thirty (30)
     Days written notice from Tenant for each One (1) Month extension.


  Agreed and accepted this 4th  day of  May , 1993.


SOUTHWEST BUSINESS PROPERTIES, INC.

By:

Title:

TELXON CORPORATION

By:
       Joyce J. George
Title: Vice President - Administration